UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 26, 2018

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of New Director

On April 26, 2018, the Board of Directors (the “Board”) of Apogee Enterprises, Inc. (the “Company”) elected Herbert Parker, 60, to serve as a Class III director for a term expiring at the Company’s 2019 Annual Meeting of Shareholders. Mr. Parker was also appointed to the Board’s Audit Committee and, was determined by the Board to be, an audit committee financial expert. The Board also determined that Mr. Parker is independent and meets the applicable director independence requirements of the The NASDAQ Stock Market LLC and the Company’s director independence standards, as adopted by the Board.

Mr. Parker served as executive vice president and chief financial officer from 2008 to 2014 and as executive vice president-operational excellence from 2014 to 2017 at Harman International Industries, a developer, manufacturer and marketer of high-fidelity audio products, lighting solutions and electronic systems. Mr. Parker currently serves on the board of directors of TriMas Corporation, a diversified manufacturer of engineered products that serve a variety of industrial, commercial and consumer end-markets worldwide, and nVent Electric plc, a global provider of electrical connection and protection solutions.

There is no arrangement or understanding between Mr. Parker and any other person pursuant to which Mr. Parker was elected as a director. For his service as a non-employee member of the Board, Mr. Parker will participate in the non-employee director compensation arrangements in effect during his service. Mr. Parker will receive the current annual cash retainers of $60,000 for service as a director and $15,000 for service as a member of the Audit Committee of the Board. On April 26, 2018, in connection with Mr. Parker’s election to the Board, Mr. Parker received a time-based restricted stock award of 378 shares of the Company’s common stock, which will vest in three equal annual installments, assuming he continues to serve as a director, on the first three anniversaries of the date of grant. The closing price of the Company’s common stock on the NASDAQ Global Select Market on April 26, 2018 was $41.89. Mr. Parker will also be eligible to participate in the Company’s Deferred Compensation Plan for Non-Employee Directors and Charitable Matching Contributions Program for Non-Employee Directors, each as described under the heading “Non-Employee Director Compensation” in the Company’s proxy statement delivered in connection with its 2017 Annual Meeting of Shareholders as filed with the Securities and Exchange Commission on May 8, 2017. There are no related person transactions involving Mr. Parker that are reportable under Item 404(a) of Regulation S-K. Mr. Parker does not have any familial relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

(e) Bonus Pool Award Agreements

On April 26, 2018, the Company entered into a Bonus Pool Award Agreement (the “Agreement”) with each of the executive officers listed below, which sets forth the terms and conditions pursuant to which the executive officer may receive an annual bonus award for the Company’s fiscal year ending March 2, 2019. This award is being made pursuant to the shareholder-approved Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 29, 2016, as amended by the First Amendment to Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan (as so amended, the “Executive MIP”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed on August 10, 2016. The Agreement provides that each such executive officer’s right to receive an annual cash bonus award will be determined based on the attainment of certain pre-set performance metrics for fiscal 2019. Any award received will not be taken into account when determining an executive officer’s compensation for purposes of determining benefits under any benefit, pension or retirement plan of the Company, or under any agreement between the Company and the executive officer.

The financial performance metric to be used to establish the bonus pool under the Executive MIP for fiscal 2019 is operating income. The performance metrics to be used for determining awards under the Executive MIP for fiscal 2019 for the executive officers listed below are net sales, earnings before taxes and days working capital. The table below sets forth certain information with respect to fiscal 2019 annual bonus award payout ranges as a percentage of fiscal 2019 salary for the listed executive officers based on performance at the threshold, target and maximum performance levels.

		Fiscal 2019 Annual Cash Incentive Compensation
Name	Position	Payout Range as a Percentage of Salary (%)	Threshold Payout as a Percentage of Salary (%)(1)	Target Payout as a Percentage of Salary (%)(2)	Maximum Payout as a Percentage of Salary (%)(3)
Joseph F. Puishys	Chief Executive Officer and President	0 – 210.00	5.25	105.00	210.00
James S. Porter	Executive Vice President and Chief Financial Officer	0 – 150.00	3.75	75.00	150.00
Patricia A. Beithon	General Counsel and Corporate Secretary	0 – 120.00	3.00	60.00	120.00
Gary R. Johnson	Senior Vice President and Treasurer	0 – 80.00	2.00	40.00	80.00

(1)	Assumes threshold performance level is achieved for only the performance metric with the lowest weighting and is not achieved for any other performance metric.
(2)	Assumes target performance level is achieved for all performance metrics.
(3)	Assumes maximum performance level is achieved or exceeded for all performance metrics.

In the event that the employment of one of these executive officers is terminated during a fiscal year for any reason other than Disability or Retirement (as such terms are defined in the Agreement) or death, the Agreement provides that such executive officer will forfeit any and all rights under the Executive MIP and the Agreement relating to such fiscal year. In accordance with the Agreement, if an executive officer’s employment with the Company is terminated during the fiscal year as a result of Disability, Retirement or death, then the executive officer, or the executive officer’s estate, as applicable, will receive a pro-rata cash payment after the end of the fiscal year to the extent that the threshold, target or maximum performance level of the performance metric is achieved.

All awards under the Executive MIP are subject to forfeiture or recoupment if the Board of Directors, in its sole discretion, determines that events have occurred that are covered by the Company’s Clawback Policy and that forfeiture or recoupment is appropriate.

The form of Agreement used in connection with annual bonus awards under the Executive MIP, including the awards to executive officers listed above, is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 3, 2017.

Time-Based Restricted Stock Awards

At meetings of the Company’s Compensation Committee (the “Committee”) and the Board held on April 26, 2018, the executive officers listed below were awarded shares of time-based restricted stock in the amounts indicated below:

Name	Position	Number of Shares of Restricted Stock Awarded	Fully Vested Date
Joseph F. Puishys	Chief Executive Officer and President	17,365	4/30/2021
James S. Porter	Executive Vice President and Chief Financial Officer	5,220	4/30/2021
Patricia A. Beithon	General Counsel and Corporate Secretary	3,750	4/30/2021
Gary R. Johnson	Senior Vice President and Treasurer	2,450	4/30/2021

Such restricted stock awards were made pursuant to the shareholder-approved Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (the “Stock Incentive Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2011.

The shares of restricted stock vest in three equal annual installments commencing on April 30, 2019 (such three-year period is referred to herein as the “Restricted Period”). In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Retirement (as defined in the Restricted Stock Award Agreement, the “RSA Agreement”)) or involuntary termination without Cause (as defined in the RSA Agreement), the Committee has the right to cause the remaining unvested shares to be accelerated as of the date of such Retirement or involuntary termination without Cause. In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Disability (as defined in the RSA Agreement) or death, the shares of restricted stock will become immediately vested in full.

In the event of both a Change in Control (as defined in the Stock Incentive Plan) during the Restricted Period and the termination of the executive officer’s employment, either simultaneously or subsequently by the Company without Cause or by the executive officer for Good Reason (as defined in the RSA Agreement) during the Restricted Period, the restrictions with respect to all of the shares held by the executive officer at the time of termination shall lapse and the shares shall immediately vest as of the date of such termination of employment.

The form of Restricted Stock Agreement used in connection with restricted stock awards under the Stock Incentive Plan, including the awards to the executive officers listed above, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011 (the “Form of Restricted Stock Agreement”), is incorporated herein by reference.

CEO Evaluation-Based Incentive Agreement

On April 26, 2018, the Board made a performance-based incentive award to Joseph F. Puishys, the Company’s Chief Executive Officer, and approved a form of CEO evaluation-based incentive agreement (the “CEO Evaluation-Based Incentive Agreement”).

The CEO Evaluation-Based Incentive Agreement establishes a one-year, evaluation-based performance award. Under the CEO Evaluation-Based Incentive Agreement, the amount of the award earned, if any, will be based upon the average rating Mr. Puishys receives on the annual performance evaluation conducted by the Board. The amount of the award earned will then be deferred into the Company’s 2011 Deferred Compensation Plan, a copy of which is on file with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 12, 2010, as amended by the First Amendment to the Apogee Enterprises, Inc. 2011 Deferred Compensation Plan, a copy of which is on file with the SEC as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on July 1, 2014, the Second Amendment to the Apogee Enterprises Inc. 2011 Deferred Compensation Plan, a copy of which is on file with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 29, 2016, and the Third Amendment to the Apogee Enterprises Inc. 2011 Deferred Compensation Plan (as so amended through such third amendment, the “2011 Deferred Compensation Plan”), a copy of which is on file with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 10, 2017. The performance evaluation criteria for fiscal 2019 for Mr. Puishys are based upon integration of EFCO Corporation, bench strength/succession planning, new market growth and architectural framing systems segment synergies.

The amount deferred under the 2011 Deferred Compensation Plan is forfeitable unless Mr. Puishys remains employed until April 28, 2019 (the “Evaluation-Based Retention Period”). In the event Mr. Puishys’ employment is terminated prior to the end of the Evaluation-Based Retention Period, the amount awarded pursuant to the CEO

Evaluation-Based Incentive Agreement shall be immediately and irrevocably forfeited. In the case of Mr. Puishys’ death or disability, Mr. Puishys, or his estate, as applicable, shall receive a pro-rata portion of the award. In the case of a Change in Control, as defined in the CEO Evaluation-Based Incentive Agreement, the Evaluation-Based Retention Period shall end on the date of the Change in Control, and the award shall be adjusted by the Committee in its sole discretion. The award shall be subject to the Company’s Clawback Policy.

Under the CEO Evaluation-Based Incentive Agreement, if the Board determines that Mr. Puishys has met or exceeded his performance evaluation criteria for fiscal 2019, Mr. Puishys will earn an award ranging from $233,750, at target, up to $467,500, at maximum. There is no threshold performance level for an award under the CEO Evaluation-Based Incentive Agreement. The Committee may determine, in its sole discretion, to reduce the award or that no award should be made.

The form of CEO Evaluation-Based Incentive, is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing Mr. Parker’s election is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan (incorporated by referenced to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed on May 3, 2017).

10.2	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

10.3	Form of CEO Evaluation-Based Incentive Agreement.*

99.1	Press Release issued by Apogee Enterprises, Inc. dated April 26, 2018.**

*	Filed herewith
**	Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Secretary

Date: May 2, 2018

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan (incorporated by referenced to Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed on May 3, 2017).

10.2	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

10.3	Form of CEO Evaluation-Based Incentive Agreement.*

99.1	Press Release issued by Apogee Enterprises, Inc. dated April 26, 2018.**

*	Filed herewith
**	Furnished herewith